UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

N/A
     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On September 25, 2013, we filed a Current Report on Form 8-K reporting that pursuant to a contribution agreement dated September 20, 2013 and with a closing date of October 2, 2013 among AEP Rail Corp., IRL Holding LLC, American Railcar Leasing, LLC ("ARL") and IEP Energy Holding LLC, we will acquire a 75% economic interest in the newly capitalized ARL (the "ARL Joint Venture").
The ARL Joint Venture is considered an entity under common control since June 2004. In accordance with U.S. generally accepted accounting principles, assets transferred between entities under common control are accounted for at historical cost similar to a pooling of interests, and the financial statements of previously separate companies for periods prior to the acquisition are retrospectively adjusted on a consolidated basis. In addition, all earnings and capital transactions prior to our investment in the ARL Joint Venture are allocated to non-controlling interests. Accordingly, the historical results of the ARL Joint Venture will be reflected in our consolidated financial statements on a retrospectively adjusted consolidated basis effective in the fourth quarter of 2013.
Although the results of the ARL Joint Venture will not be reflected in our consolidated financial statements until the fourth quarter of 2013, we are optionally providing this Current Report on Form 8-K to provide our historical financial statements on a combined basis incorporating the results of the ARL Joint Venture for all periods presented. Specifically, this 8-K provides the (i) Supplemental Combined Financial Statements and Notes and (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the case of the annual combined financial statements, as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010; and in the case of the interim combined financial statements, as of June 30, 2013 and December 31, 2012 and for the three and six months ended June 30, 2013 and 2012. In addition, we are providing the Selected Financial Data as of and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008.
Section 9 - Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
15.1	Letter of Grant Thornton LLP regarding unaudited interim financial information.
15.2	Letter of KPMG LLP regarding unaudited interim financial information.
23.1	Consent of Grant Thornton LLP.
23.2	Consent of KPMG LLP.
23.3	Consent of Ernst & Young LLP.
99.1
Supplemental Combined Financial Statements, Notes to Supplemental Combined Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010.

99.2
Supplemental Combined Financial Statements, Notes to Supplemental Combined Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2013 and December 31, 2012 and for the three and six months ended June 30, 2013 and 2012.

99.3	Selected Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:  September 25, 2013